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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           Reported): March 30, 2000

                  SSB VEHICLE SECURITIES INC., (as depositor
               under the Sale and Servicing Agreement, dated as
                               of March 1, 2000)

                          SSB VEHICLE SECURITIES INC.
            (Exact name of registrant as specified in its charter)

                 Delaware                          333-63005                    N/A
      (State or Other Jurisdiction of            (Commission             (I.R.S. Employer
              Incorporation)                     File Number)            Identification No.)

                             390 Greenwich Street
                           New York, New York 10013

                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 816-6000

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

Item 5.       Other Events.
----          ------------

Description of the Final Receivables*
-------------------------------------

     On March 30, 2000, SSB Vehicle Securities Inc. (the "Depositor") entered into a Sale and Servicing Agreement dated as of March 1, 2000 (the "Sale and Servicing Agreement"), by and among Huntington Auto Trust 2000-A, as issuer (the "Issuer"), the Depositor, as depositor, The Huntington National Bank ("Huntington"), as seller, servicer, administrator and custodian and The Chase Manhattan Bank, as indenture trustee (the "Trustee"), providing for the issuance of the Issuer's Asset-Backed Notes and Asset-Backed Certificates.
___________________
         * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 21, 1999 and the Prospectus Supplement dated March 24, 2000, of SSB Vehicle Securities Inc., relating to Huntington Auto Trust 2000-A.

     The Issuer acquired certain Receivables (the "Initial Receivables") with an aggregate principal balance of $391,089,167.76 (the "Initial Pool Balance") as of the close of business on February 29, 2000 (the "Initial Cutoff Date"). The Issuer also acquired certain additional Receivables (the "Subsequent Receivables") with an aggregate principal balance of $108,911,472.13 as of the close of business on March 27, 2000 (the "Subsequent Cutoff Date").

     The aggregate composition and distribution by APR, geographic location, remaining term, and remaining principal balance of the Receivables as of the Initial Cutoff Date in the case of the Initial Receivables and as of the Subsequent Cutoff Date in the case of the Subsequent Receivables are set forth in the following tables.

                     Composition of Final Receivables Pool

       Aggregate principal balance.............             $500,000,639.89
       Number of Contracts.....................                      36,835
       Average principal balance outstanding...                  $13,574.06
       Average original amount financed........                  $16,169.67
       Original amount financed (range)........     $1,603.50 to $49,990.26
       Weighted average APR....................                       9.73%
       APR (range).............................             8.00% to 20.24%
       Weighted average original term..........                   60.9 mos.
       Original term (range)...................               12 to 84 mos.
       Weighted average remaining term.........                   53.7 mos.
       Remaining term (range)..................                4 to 72 mos.

                    Distribution of the Receivables by APR

                                                                            Percentage of
                                                       Aggregate              Aggregate
                                 Number of             Remaining              Remaining
APR Range                        Receivables       Principal Balance     Principal Balance(1)
---------                        -----------       -----------------     --------------------
  8.000 -  8.000..........         2,845            $31,351,611.27                6.27%
  8.001 -  8.500..........        18,350            232,503,667.78               46.50
  8.501 -  9.000..........         1,486             25,973,506.30                5.19
  9.001 -  9.500..........         1,457             25,220,931.22                5.04
  9.501 - 10.000..........         1,994             33,807,063.27                6.76
 10.001 - 10.500..........         1,218             20,247,332.70                4.05
 10.501 - 11.000..........         1,585             25,143,083.06                5.03
 11.001 - 11.500..........         1,165             18,128,391.44                3.63
 11.501 - 12.000..........         1,257             18,013,886.16                3.60
 12.001 - 12.500..........           824             11,233,324.47                2.25
 12.501 - 13.000..........         1,104             14,967,271.01                2.99
 13.001 - 13.500..........           704              9,082,495.42                1.82
 13.501 - 14.000..........           564              6,421,081.68                1.28
 14.001 - 14.500..........           333              4,030,702.29                0.81
 14.501 - 15.000..........           468              6,185,436.72                1.24
 15.001 - 15.500..........           491              6,719,402.01                1.34
 15.501 - 16.000..........           440              5,574,794.93                1.11
 16.001 - 16.500..........           206              2,151,424.03                0.43
 16.501 - 17.000..........           134              1,456,240.28                0.29
 17.001 - 17.500..........            81                817,258.80                0.16
 17.501 - 18.000..........            64                521,907.46                0.10
 18.001 - 18.500..........            43                290,052.45                0.06
 18.501 - 19.000..........            14                116,529.07                0.02
 19.001 - 19.500..........             4                 20,268.19                0.00
 19.501 - 20.000..........             3                 18,006.70                0.00
 20.001 - 20.240..........             1                  4,971.18                0.00
                                 -----------       -----------------     --------------------
         Totals...........        36,835           $500,000,639.89              100.00%
                                 ===========       =================     ====================

____________________________
(1)  Percentages may not add to 100% because of rounding.

           Distribution of the Receivables by Geographic Location(1)

                                                                                                      Percentage of
                                                                                                        Aggregate
                                                            Numbef of          Remaining               Remaining
State                                                      Receivables      Principal Balance     Principal Balance(2)
-----                                                      -----------      -----------------     --------------------
Florida.................................................      2,159          $ 36,647,756.75              7.33%
Indiana.................................................      4,537            61,252,307.25             12.25
Kentucky................................................      2,837            41,864,569.65              8.37
Michigan................................................      4,848            73,675,726.59             14.74
Ohio....................................................     18,474           233,668,589.42             46.73
West Virginia...........................................      3,980            52,891,690.23             10.58
                                                           -----------      -----------------     --------------------
           Totals.......................................     36,835          $500,000,639.89            100.00%
                                                           ===========      =================     ====================

________________________
(1) Based on the location of origination. In some instances, a Dealer may have originated a Receivable with an Obligor who resides in a different state than the one in which the origination occurred.
(2)  Percentages may not add to 100% because of rounding.


    Distribution of the Receivables by Remaining Term to Scheduled Maturity

                                                                                            Percentage of
                                                                       Aggregate              Aggregate
                                                Number of              Remaining              Remaining
Remaining Term to Scheduled Maturity            Receivables         Principal Balance     Principal Balance(1)
------------------------------------            -----------         -----------------     --------------------
4 to 6 months.............................           190             $    337,844.48              0.07%
7 to 12 months............................           650                1,954,527.35              0.39
13 to 18 months...........................         1,201                5,582,095.46              1.12
19 to 24 months...........................         1,247                8,299,799.71              1.66
25 to 30 months...........................         1,555               12,657,859.39              2.53
31 to 36 months...........................         2,423               22,450,921.96              4.49
37 to 42 months...........................         3,784               41,569,773.44              8.31
43 to 48 months...........................         4,345               52,681,960.22             10.54
49 to 54 months...........................         5,180               71,983,768.53             14.40
55 to 60 months...........................        10,315              162,009,011.53             32.40
61 to 66 months...........................         4,467               83,926,717.91             16.79
67 to 72 months...........................         1,478               36,546,359.91              7.31
                                                -----------         -----------------     --------------------
         Totals...........................        36,835             $500,000,639.89            100.00%
                                                ===========         =================     ====================

________________________
(1)  Percentages may not add to 100% because of rounding.

        Distribution by Remaining Principal Balance of the Receivables

                                                                                            Percentage of
                                                                       Aggregate              Aggregate
                                                Number of              Remaining              Remaining
Range of Remaining Principal Balances           Receivables         Principal Balance     Principal Balance(1)
-------------------------------------           -----------         -----------------     --------------------
$     0.00 -  2,500.00.........................      563             $  1,009,161.63               0.20%
$ 2,500.01 -  5,000.00.........................    2,035                7,941,203.30               1.59
$ 5,000.01 -  7,500.00.........................    3,699               23,386,629.50               4.68
$ 7,500.01 - 10,000.00.........................    5,447               47,914,709.65               9.58
$10,000.01 - 12,500.00.........................    6,182               69,539,674.63              13.91
$12,500.01 - 15,000.00.........................    5,638               77,324,660.20              15.46
$15,000.01 - 17,500.00.........................    4,465               72,283,681.73              14.46
$17,500.01 - 20,000.00.........................    3,129               58,378,633.59              11.68
$20,000.01 - 22,500.00.........................    2,136               45,246,162.74               9.05
$22,500.01 - 25,000.00.........................    1,359               32,150,876.67               6.43
$25,000.01 - 27,500.00.........................      860               22,480,346.12               4.50
$27,500.01 - 30,000.00.........................      520               14,883,571.17               2.98
$30,000.01 - 32,500.00.........................      348               10,828,765.18               2.17
$32,500.01 - 35,000.00.........................      195                6,572,049.88               1.31
$35,000.01 - 37,500.00.........................      121                4,366,455.41               0.87
$37,500.01 - 40,000.00.........................       54                2,086,498.00               0.42
$40,000.01 - 42,500.00.........................       46                1,895,948.54               0.38
$42,500.01 - 45,500.00.........................       21                  910,701.06               0.18
$45,000.01 - 47,500.00.........................       10                  460,638.95               0.09
$47,500.01 - 49,310.00.........................        7                  340,271.94               0.07
                                                -----------         -----------------     --------------------
     Total                                        36,835             $500,000,639.89             100.00%
                                                ===========         =================     ====================

________________________
(1)  Percentages may not add to 100% because of rounding

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SSB VEHICLE SECURITIES INC.

                                          By: /s/ Ted Yarbrough
                                              -----------------------------
                                              Name:  Ted Yarbrough
                                              Title: Senior Vice-President

Dated:  March 30, 2000